-----------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                    1-7697            43-6069928

(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)      Identification No.)



         500 North Akard Street
           Dallas, Texas  75201                              75201
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)
 ------------------------------------------------------------------------------

Item 5.  Other Events.

     ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. On April 3, 1996, the Corporation filed a request for no-action with the Securities and Exchange Commission (the "SEC") to allow the Corporation to file such Monthly Operating Reports with the SEC under cover of 8-K in lieu of filing the periodic reports required by the Securities and Exchange Act of 1934, as amended. On May 10, 1996, the SEC advised the Corporation that it had no objection to the Corporation's proposed procedure of substituted filings prior to the completion of the liquidation of the
Corporation. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending April 1996, filed with the Bankruptcy Court on May 20, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for April 1996.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          I.C.H. CORPORATION


Date:  June 3, 1996                       By:/s/Susan A. Brown
                                          Susan A. Brown, Chairman of the Board,
                                          Director, Co-Chief Executive Officer,
                                          Chief Financial Officer and Treasurer

                                Index to Exhibits



                                                                    Sequentially
                                                                      Numbered
Exhibit Number   Description                                            Pages
- --------------   -----------                                            -----

99               Monthly Operating Report for the Month Ending           35
                 April 1996, filed with the United States Bankruptcy
                 Court for the Northern District of Texas, Dallas
                 Division, Case No. 395-36351-RCM-11.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-RCM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                            MONTH ENDING: APRIL, 1996



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                           DIRECTOR, CHAIRMAN OF THE BOARD,
                                           CO-CHIEF EXECUTIVE OFFICER,
/s/SUSAN A. BROWN                          CHIEF FINANCIAL OFFICER AND TREASURER
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         05/20/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
- ---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        05/20/96
- ---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996                                                 ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
                                                    Schedule       April 30          March 31
                                                    Reference      Balances          Balances

ASSETS
1. Unrestricted cash                                1.A               $317,680          $399,322
   Short-term investments                           1.B             86,288,730        86,076,774
2. Restricted cash & short-term investments         1.C            102,527,562       102,116,174
                                                                  ------------      ------------

3. Total cash                                                      189,133,972       188,592,270

4. Accounts receivable                              4.A                 22,136            21,256
   Federal income tax refund                        4.B                786,100           786,100
   Income tax recoverable from purchaser            4.C              7,848,517         7,848,517
6. Notes receivable                                 6.A             27,581,800        27,581,800
10.Investment real estate                           10.A             4,400,000         4,400,000
13.Due from insiders                                                         0                 0
15.Investment in subsidiaries                       15.A           110,193,393       110,273,824
   Investment common stocks & bonds                 15.B            40,492,491        40,491,994
   Distribution & liquidation interest in CFSB Corp 15.C            18,000,000        18,000,000
   Tax indemnification                              15.D            24,600,000        24,600,000
   Other assets                                     15.E             3,744,592         3,317,617
                                                                  ------------      ------------
           Total assets                                           $426,803,001      $425,913,378
                                                                  ============      ============


POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses            27.C             1,201,337         1,077,192
18.Taxes payable                                                             0                 0
                                                                  ------------      ------------
           Total postpetition liabilities                            1,201,337         1,077,192
                                                                  ------------      ------------
PREPETITION LIABILITIES
24.Secured notes payable                            24.A            30,323,863        30,323,863
25.Accrued taxes                                    25.A            17,430,046        17,430,046
26.Unsecured notes payable                          26.A           372,162,000       372,162,000
27.Accrued interest                                 27.B            15,674,618        15,674,618
   Other liabilities                                27.C            18,695,791        19,087,229
                                                                  ------------      ------------
           Total prepetition liabilities                           454,286,318       454,677,756
                                                                  ------------      ------------
EQUITY
30.Prepetition owners' equity (deficit)                           (108,884,661)     (108,884,661)
31.Postpetition cumulative profit                                   73,047,543        71,891,123
32.Change in unrealized gains                                        7,152,464         7,151,968
                                                                  ------------      ------------
           Total equity                                            (28,684,654)      (29,841,570)
                                                                  ------------      ------------
   TOTAL PREPETION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                                 $426,803,001      $425,913,378
                                                                  ============      ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

CASH IN BANKS- UNRESTRICTED

                                           April 30          March 31
Account Name               Account No.
Bank of Louisville         2449-393-8      $4,139.82         $4,139.82
Operating Account


Bank of Louisville         2449-390-3      64,972.62         65,279.32
General Account


Bank One                   90484306         1,792.56          1,152.38
Custody Account


Bank One                   100171305      243,805.90        324,582.46
Operating Account


First Farmers              70-007-419       1,020.66          1,632.29
Dining Room Account


First Farmers              70-007-427       1,248.00          1,836.00
Pro Shop Account


Petty Cash @ Perry Park                       700.00            700.00
                                         -----------       -----------
   Total unrestricted cash in banks      $317,679.56       $399,322.27
                                         ===========       ===========




                                   SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

SHORT TERM INVESTMENTS

                                               April 30          March 31

United States Treasury Bills
4.89% Due 06/06/96                          $13,433,931.15             $0.00

United States Treasury Bills
4.89% Due 06/13/96                           11,929,852.83              0.00

United States Treasury Bills
4.90% Due 05/09/96                           11,986,885.14              0.00

United States Treasury Bills
4.73% Due 04/04/96                                    0.00     11,495,440.12

United States Treasury Bills
4.89% Due 05/30/96                           13,446,734.43              0.00

United States Treasury Bills
5.10% Due 04/25/96                                    0.00     24,924,748.61

Bank of Louisville
Repurchase Agreement 4.75% Due 05/6/96           80,036.30              0.00

Bank of Louisville
Repurchase Agreement 4.75% Due 04/5/96                0.00         79,720.74

Bank One Texas
Time Deposit 5.250% Due 04/05/96                      0.00      1,730,000.00

Bank One Texas
Time Deposit 5.3125% Due 05/01/96             1,435,000.00              0.00

United States Treasury Bills
5.145% Due 05/02/96                          23,996,553.25     23,893,609.18

United States Treasury Bills
4.87% Due 04/11/96                                    0.00      9,986,426.32

Unites States Tresury Bills
5.00% due 4/18/96                                     0.00     13,966,829.27

United States Treasury Bills
4.85% Due 5/16/96                             9,979,736.97              0.00
                                            --------------    --------------
     Total short-term investments           $86,288,730.07    $86,076,774.24
                                            ==============    ==============




                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

RESTRICTED CASH AND SHORT TERM INVESTMENTS

Account Name                              Account No.              April 30          March 31
Latter & Blum Property                    0005-65040                $32,733.41        $32,733.41
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                             40 75k012013                1,389.60          1,389.60
Tax Ind Escrow                            40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)                   088-05177043                1,658.47          1,673.77
Upfront Buyer Expenses

Texas Commerce Bank (2)                   088-05177035                2,248.65          2,261.52
Expense Collateral Account

Texas Commerce Bank (2)                   088-05176995                5,777.78          5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp.(3)        3855124256                      0.00          2,163.24
Escrow Account

United States Treasury Bills (1)
5.025% Due 03/21/96                                                       0.00              0.00

United States Treasury Bills(1)
4.91% due 6/20/96                                                   364,484.92        362,992.33

United States Treasury Bills(3)
4.655% Due 04/04/96                                                       0.00        139,945.52

Fidelity Institutional Cash
Due 12/31/96 at Maturity                                            142,311.16              0.00

United States Treasury Bills (3)
4.97% Due 4/11/96                                                         0.00    101,567,236.64

United States Treasury Bills(3)
4.75% Due 5/9/96                                                101,976,958.34              0.00
                                                               ---------------   ---------------
   Total restricted cash and short term investments            $102,527,562.33   $102,116,173.81
                                                               ===============   ===============

(1) Escrows established related to sale of Integrity National Life Insurance Company to Citizens Financial Corporation.
(2) Escrows established related to proposed sale to Shinnecock Holdings Inc.
(3) Escrows established related to sale to Southwestern Financial Corp.






                                  SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

ACCOUNTS RECEIVABLE

                                           April 30          March 31
Perry Park:
    Maintenance Fees Receivable            $136,468.76       $135,718.25

    Water/Sewer Accounts Receivable             937.93          1,132.26

    Allowance for doubtful accounts        (130,000.00)      (130,000.00)
                                           -----------       -----------
                                              7,406.69          6,850.51

Due from ACC                                    324.54              0.00


HM/Jackson Products, L.P.                    14,405.02         14,405.00
                                           -----------       -----------
   Total                                    $22,136.25        $21,255.51
                                           ===========       ===========




                                  SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

FEDERAL INCOME TAX REFUND DUE


                                   April 30          March 31

1993 Form 1120X Refund            $786,100.00       $786,100.00
                                  ===========       ===========




                                  SCHEDULE 4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES


                                                                   April 30          March 31
Due from Southwestern Financial Corporation for
     income tax settlement from sale of Southwestern Life,
     Union Bankers, Constitution and Marquette                   $7,848,517.00     $7,848,517.00
                                                                 =============     =============





                                  SCHEDULE 4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

NOTES RECEIVABLE

                                               April 30          March 31
Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001        $27,000,000.00    $27,000,000.00


Ballard Texas Properties (1)
8.0% Due 10/31/02                               581,800.00        581,800.00
                                            --------------    --------------
   Total notes receivable                   $27,581,800.00    $27,581,800.00
                                            ==============    ==============


NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas





                                  SCHEDULE 6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

INVESTMENT REAL ESTATE

                                                 April 30          March 31
DESCRIPTION
Perry Park                                     $4,634,116.10     $4,634,116.10
   Allowance for loss on Perry Park            (3,049,462.30)    (3,049,462.30)

Republic Tower - Office Bldg                    2,000,000.00      2,000,000.00

Baton Rouge, Louisiana - Land                   1,125,000.00      1,125,000.00
   Allowance for loss on land                    (640,000.00)      (640,000.00)

Ponderosa Inn, Burley ID - Golf Course            844,599.55        844,599.55

Deltona Lakes, Florida - Land                       1,213.00          1,213.00

Additional Allowance for Loss (Unallocated)      (515,466.35)      (515,466.35)
                                               -------------     -------------
   Total investment real estate                $4,400,000.00     $4,400,000.00
                                               =============     =============


                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

INVESTMENT IN SUBSIDIARIES

                                                April 30          March 31
   SWL Holding Corporation                            $0.00             $0.00
   Care Financial Corporation                 99,371,101.00     99,371,101.00
   SLC Financial Services                        240,541.00        240,541.00
   Facilities Managment Installation          10,021,005.00     10,101,436.00
   BML Agency                                    560,746.41        560,746.41
                                            ---------------   ---------------
     Investment in Affiliates               $110,193,393.41   $110,273,824.41
                                            ===============   ===============


NOTES:

     (a)  Includes   equity  in  earnings  and  unrealized   gains  of  retained
subsidiaries through December 31, 1995.

     (b)Bankers Multiple Line (BML), a wholly-owned subsidiary of Care Financial Corporation, entered into definitive agreements to sell Modern American Life, Western Pioneer Life and Philadelphia American Life. Net proceeds from the sales and the value of certain assets which will be retained by BML will be approximately $40 million. The sales are scheduled to close during the second quarter.

     Sales of subsidiaries are subject to a number of uncertainties which may impact the ultimate sale completion and proceeds. These uncertainties include
(i) the results of the purchaser's due diligence, (ii) receipt of regulatory approvals, and (iii) the ability of purchaser to arrange financing. Therefore, proceeds ultimately recovered from the sale of subsidiaries may be more or less than amounts indicated in the definitive agreements.



                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30 ,1996

INVESTMENT IN COMMON STOCKS AND BOND

                                            NUMBER
                                          OF SHARES         April 30          March 31
Common Stocks (at market value):
  Commonwealth Industries                       200             $200.00           $200.00
  Churchill Downs                            10,000          410,000.00        410,000.00
  XRC Corp.                                   5,595              559.50            559.50

  National Energy Group, Inc.                   730            2,053.13          2,190.00
  Ky Central Life Insurance Co.                 463              289.38          1,389.00
  Ky Investors                                  300            3,900.00          4,012.50

  Worthington Industries                      3,667           74,715.13         72,881.63
  IMO Industries                                  2               13.50             12.75
  Transamerica Title                             10              760.00            748.75
                                                         --------------    --------------
                                                            $492,490.64       $491,994.13
                                                         ==============    ==============
   Total common stocks

Change between periods represents change in unrealized          $496.51
                                                         ==============

Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                                       40,000,000.00     40,000,000.00
                                                         --------------    --------------
   Total Common Stocks & Bonds                           $40,492,490.64    $40,491,994.13
                                                         ==============    ==============




                                  SCHEDULE 15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION

                                                  April 30          March 31
Distribution and liquidation interest in
        CFSB Corporation (Estimated)           $18,000,000.00    $18,000,000.00
                                               ==============    ==============




NOTE:

     Letter Agreement dated March 29, 1993, from Consolidated National Corporation, (CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% of all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.




                                  SCHEDULE 15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

TAX INDEMNIFICATION
                                           April 30          March 31
Tenneco Indemnification                 $24,600,000.00    $24,600,000.00
                                        ==============    ==============


NOTE:

     ICH has accrued $24,600,000 representing estimated amounts recoverable from Tenneco under the Tax Indemnification provision of the 1986 Stock Purchase Agreement between ICH Corporation and Tenneco, Inc. Actual amount owing under such indemnification provision may be more or less.





                                  SCHEDULE 15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

OTHER ASSETS
                                                 April 30          March 31
Accrued Interest on Short Term Investments         $1,030.37         $1,030.37

Accrued Interest on Bonds-Unaffiliated          1,057,233.74        824,444.44

Accrued Stock Dividend                                  5.00              5.00

Accrued Interest on Notes Receivable            2,686,315.07      2,492,136.99

Glenwood Hall Suspense                                  8.30              0.00
                                               -------------     -------------
   Total other assets                          $3,744,592.48     $3,317,616.80
                                               =============     =============



                                  SCHEDULE 15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

SECURED NOTES PAYABLE

                                                                                                  April 30            March 31

Victor Sayyah                       Secured by note receivable of $27,000,000.                $30,000,000.00(1)   $30,000,000.00(1)
c/o Lord, Bissell & Brook           See Schedule  6.A
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603





Ozark National Life Insurance Co.   Dated 6-2-78  Mortgage                                        323,863.22          323,863.22
500 East 9th                        Unplatted property situated in Glenwood Hall & Country
Kansas City  MO  64106              Club, also known as Perry Park Resort, Owenton County
                                    Recorded in Book 75 page 576, dated 9-28-71
                                                                                              --------------      --------------
                                                                                              $30,323,863.22      $30,323,863.22
                                                                                              ==============      ==============

NOTES:
(1) Unsecured in amount of $ 3,000,000.



                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

ACCRUED TAXES

                                                                                     April 30         March 31

   Prepetition:
Commonwealth of Kentucky                  1989-1992 State Income                   $2,310,000.00   $2,310,000.00
Revenue Cabinet                           Tax Audit
Frankfort, KY  40619

Intercompany payable per tax sharing agreement & other
   (Reflects net amount due through 12/31/95)                                       4,020,046.00    4,020,046.00

Internal Revenue Service                  Reserve for Federal Income Tax Audit     11,100,000.00   11,100,000.00
                                                                                  --------------  --------------
     Total prepetition accrued taxes                                              $17,430,046.00  $17,430,046.00
                                                                                  ==============  ==============




                                  SCHEDULE 25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30

UNSECURED NOTES PAYABLE
                                                                   April 30          March 31
Tenneco Inc.                                                    $21,900,000.00    $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                                                 3,000,000.00      3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996                             256,101,000.00    256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003                              91,161,000.00     91,161,000.00
                                                               ---------------   ---------------
     Total unsecured notes payable                             $372,162,000.00   $372,162,000.00
                                                               ===============   ===============




                                  SCHEDULE 26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

ACCRUED INTEREST
                                                April 30          March 31

Accrued Interest on Secured Debt               1,584,770.86     $1,584,770.86


Accrued Interest on Unsecured Debt            14,089,847.33     14,089,847.33
                                             --------------    --------------
   Total accrued interest                    $15,674,618.19    $15,674,618.19
                                             ==============    ==============



NOTE:

     Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.




                                  SCHEDULE 27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

OTHER LIABILITIES
                                                  April 30          March 31
PREPETITION:
Fractional Shares Payable @
Bank of Louisville                                $181,198.61       $181,198.61
P.O. Box 1101
Louisville, KY  40201-1101

Common Stock Dividend Payable @
Bank of Louisville                                 201,453.80        201,453.80
P.O. Box 1101
Louisville, KY  40201-1101

Preferred Dividend Payable @
Bank of Louisville                                  81,166.40         81,166.40
P.O. Box 1101
Louisville, KY  40201-1101

Bank of Louisville
Escrow Fund Acct #6063                             442,442.51        442,442.51
P.O. Box 1101
Louisville, KY  40201-1101

Facilities Management Installation
Inter-company account payable                    6,304,530.11      6,304,530.11

Phil Allen
Consulting Service Contract                              0.00(a)     391,437.00

Retired Employee Liability                       5,565,000.00      5,565,000.00

Lawrence Johnson
Lease-Jefferson Building
202 West Hill Street
Champaign, IL  61820                               145,000.00        145,000.00

Robert T. Shaw & C. Fred Rice (b)
Independent Contractor and Services Agreement
Dated February 11, 1994                          5,775,000.00      5,775,000.00
                                               --------------    --------------

   Subtotal of prepetition liabilities          18,695,791.43     19,087,228.43
                                               --------------    --------------
Postpetition:
Due ICH Corporation                                     62.00              0.00
Due Marquette National Life                          3,210.69              0.00
Due Southwestern Financial Services                199,758.85        169,382.72
General Expense Accrual                          1,001,577.21        907,809.75
                                               --------------    --------------
   Subtotal of postpetition liabilities          1,201,336.06      1,077,192.47
                                               --------------    --------------
     Total other liabilities                   $19,897,127.49    $20,164,420.90
                                               ==============    ==============

Note:

     (a) Eliminated accrual pursuant to Court Order dated April 30, 1996 approving rejection of executory contract which was also agreed to by Mr. Allen.

     (b) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.


                                  SCHEDULE 27.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996                                                 ACCRUAL BASIS-2

INCOME STATEMENT

                                                    Schedule      Month only     Period  to date
                                                    Reference      Balance        From 12/31/95


REVENUES:
   Interest income                                                  $1,205,196        $4,927,994
   Perry Park revenues                                                  52,315           104,125
   Realized capital gains(losses)                   1.A                      0          (653,768)
   Other income                                     1.B                  2,045             8,352
                                                                  ------------      ------------
   Total revenues                                                    1,259,556         4,386,703
                                                                  ------------      ------------
EXPENSES:
9. Directors fees                                   9                    4,000            18,750
11.General and administrative (a)                                     (280,767)        1,004,911
                                                                  ------------      ------------
                                                                      (276,767)        1,023,661
                                                                  ------------      ------------
15.Income before non-operating income and expenses                   1,536,323         3,363,042
                                                                  ------------      ------------

OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries      16.A               (80,431)         (669,667)
18.Gain (loss) on sale of subsidiary                                         0                 0
19.Miscellaneous income (expense):
           None
20.Interest expense                                                          0                 0
                                                                  ------------      ------------

   Net other income and expenses                                       (80,431)         (669,667)
                                                                  ------------      ------------
REORGANIZATION EXPENSES:

23.Professional fees                                23                 292,238         1,315,909
24.U.S. Trustee fees                                24                   5,500            20,500
                                                                  ------------      ------------
                                                                       297,738         1,336,409
                                                                  ------------      ------------
27.Taxes                                            27                   1,735        (3,827,448)
                                                                  ------------      ------------
   Net income (loss)                                                 1,156,419         5,184,414
   Change in unrealized                                                    497         7,168,938
   Net equity (deficit) at beginning of period                     (29,841,570)      (41,038,006)
                                                                  ------------      ------------
   Net equity (deficit)  at end of period                         ($28,684,654)     ($28,684,654)
                                                                  ============      ============

Note:

     (a) Credit to general expenses results from elimination of liability for executory contract with Phil Allen. See Schedule 27.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

REALIZED CAPITAL GAINS(LOSSES):

                                                 Month only     Period  to date
                                                  Balance        From 12/31/95

Writedown of real estate and equipment                  $0.00      ($653,731.00)
Sale of short term investments                           0.00            (36.79)
                                                        -----      ------------
                                                        $0.00      ($653,767.79)
                                                        =====      ============




                                  SCHEDULE 1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

OTHER INCOME
                                            Month only     Period  to date
                                             Balance        From 12/31/95

Commission income                              $2,045.02         $7,423.02
Miscellaneous income                                0.00            929.00
                                               ---------         ---------
                                               $2,045.02         $8,352.02
                                               =========         =========



                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

DIRECTORS FEES

                                     Month only     Period  to date
                                      Balance        From 12/31/95

Stanley Stegner                         $2,000.00         $8,250.00
Keith Tucker                                 0.00          2,250.00
Vernon Zimmerman                         2,000.00          8,250.00
                                        ---------        ----------
                                        $4,000.00        $18,750.00
                                        =========        ==========




                                   SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES
                                              Month only     Period  to date
                                               Balance        From 12/31/95

Care Financial Corp                                   0.00      ($696,604.00)
SLC Financial Services                                0.00         13,541.00
Facilities Management Installation, Inc.        (80,431.00)        13,396.00
BML Agency                                            0.00              0.00
                                               -----------      ------------
                                               ($80,431.00)     ($669,667.00)
                                               ===========      ============

NOTE:

Equity in earnings is calculated on a quarterly basis for subsidiaries, except Facilities Management Installation, Inc., which is done monthly.




                                  SCHEDULE 16.A

Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

PROFESSIONAL FEES
                                               Month only     Period  to date
                                                Balance        From 12/31/95
Paid & Accrued Postpetition:

Paid during period:
   Coopers & Lybrand                             $26,197.77       $129,590.57
   Winstead, Sechrest & Minick                     9,781.39        154,619.60
   Donaldson, Lufkin & Jenrette                        0.00        228,886.04
   Rodney D. Moore                                     0.00        102,764.85
   Houlihan Lokey Howard & Zukin                 136,096.77        269,933.44
   Gibson, Dunn & Crutcher                        26,394.11        141,329.51
                                                -----------     -------------
           Total paid for period                 198,470.04      1,027,124.01
Change in accrual                                 93,767.46        288,784.75
                                                -----------     -------------
   Total reorganization professional fees       $292,237.50     $1,315,908.76
                                                ===========     =============



                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

U.S. TRUSTEE FEES
                                         Month only     Period  to date
                                          Balance        From 12/31/95

ICH Corporation                             $5,000.00        $10,000.00
CARE Financial Corp                            250.00         $5,250.00
SWL Holding Corp                               250.00         $5,250.00
                                            ---------        ----------
Total                                       $5,500.00        $20,500.00
                                            =========        ==========



                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

TAXES
                                        Month only     Period  to date
                                         Balance        From 12/31/95

Franchise taxes                          ($11,392.99)       $36,786.01
State (KY) income tax                      11,392.37         11,211.37
Sales taxes                                    36.28          2,067.28
Other taxes                                 1,699.56         16,366.56
Current F.I.T. Provision                        0.00     (3,893,879.00)
                                           ---------    --------------
Total                                      $1,735.22    ($3,827,447.78)
                                           =========    ==============



                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                                    ACCRUAL BASIS-3
Monthly Operating Report
April 30, 1996

CASH RECEIPTS AND DISBURSEMENTS

Cash at beginning of month                                                          $188,592,270

Receipts from operations:
   Interest received                                                   778,221
   Perry Park revenues                                                  51,759
   Other                                                                 2,045
                                                                  ------------
Non-operating receipts:                                                832,025

   Sale of subsidiaries                                                      0

   Total cash received                                                 832,025           832,025
                                                                  ------------      ------------
   Total cash available                                                              189,424,295

Cash disbursed for operations:
   General expenses                                                     80,618
   Taxes, net of contributions from subsidiaries per tax
       sharing agreement                                                 1,735
   Directors fees (see schedule at Accrual Basis-6)                      4,000
                                                                  ------------
                                                                        86,353
Non-operating disbursements:

   NONE

Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6.                                198,470
   U.S. Trustee Fees                                                     5,500
                                                                  ------------
   Total cash disbursed                                                290,323           290,323
                                                                  ------------      ------------
Cash at end of month                                                                $189,133,972
                                                                                    ============

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996


ACCRUAL BASIS-4



ACCOUNTS RECEIVABLE

     Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.


POSTPETITION TAXES

     All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
April 30, 1996

ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:

Directors Fees:

   Stanley Stegner                                                   $2,000.00
   Vernon Zimmerman                                                   2,000.00
                                                                     ---------
                                                                     $4,000.00
                                                                     =========

Payments to affiliates:

   NONE


NOTE:

     Executive   officers'   salaries   are   paid  by   Facilities   Management
Installation, Inc. (FMI). See FMI's schedule of payments to insiders at FMI Accrual-6.

PAYMENTS TO PROFESSIONALS:

Related to reorganization:
   Winstead, Sechrest & Minick                                       $9,781.39
   Coopers & Lybrand                                                 26,197.77
   Houlihan, Lokey, Howard & Zukin                                  136,096.77
   Gibson, Dunn & Crutcher                                           26,394.11
                                                                   -----------
   Total reorganization professional fees                          $198,470.04
                                                                   ===========


SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

     All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business. Two notes that are secured by real property are paid annually (next payment is June
1996).

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-RCM-11                                          02/13/95

                                                     MONTH:      APRIL 1996


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES                                      X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY. (1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY. Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------

- ------        -------          --------------      ---------